UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 6, 2020

20/20 GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56022	87-0645794
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

480 22nd Street, Box 2
Heyburn, Idaho		83336
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (208) 677-2020

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01—OTHER EVENTS

On March 6, 2020, in the case entitled In re the Marriage of Penni Gruenberg v. Myron Gruenberg, Case No. 17 D 3662, pending in the Circuit Court of Cook County, Illinois, an Agreed Order was entered whereby Penni Gruenberg voluntarily withdrew her Petition to Join 20/20 Global, Inc. as a Third-Party Respondent, in accordance with the terms of the settlement agreement dated March 4, 2020, entered into by and between 20/20 Global, Inc. and Penni Gruenberg.

20/20 GLOBAL, INC.

Dated: March 11, 2020	By:	/s/ Mark Williams
Mark Williams, President,
Chief Executive Officer